Virtus Quality Small-Cap Fund,

a series of Virtus Equity Trust

Supplement dated November 2, 2016 to the Prospectuses dated July 29, 2016, as supplemented

Important Notice

Availability of Shares

R6 Shares of Virtus Quality Small-Cap Fund are not currently available for purchase.

Investors should retain this supplement for future reference.

VET 8019/QSC-R6NotAvailable (11/2016)